Exhibit 99.7

ACCT 2004-4

Class A-2D Effective Coupon

Assumptions:

Pricing Prepayment Assumption

To Maturity

1 and 6 month libor spiked to 20%

Effective Coupon

Annualized coupon based on total interest paid to the certificates including accrued certificate interest, unpaid interest amounts and basis risk carry forward amount divided by current certificate balance

Period Total	Date	Class A-2D Effective Coupon
0	22-Nov-04
1	25-Dec-04	20.35
2	25-Jan-05	20.35
3	25-Feb-05	20.35
4	25-Mar-05	20.35
5	25-Apr-05	20.35
6	25-May-05	20.35
7	25-Jun-05	20.35
8	25-Jul-05	20.35
9	25-Aug-05	20.35
10	25-Sep-05	20.35
11	25-Oct-05	20.35
12	25-Nov-05	20.35
13	25-Dec-05	20.35
14	25-Jan-06	20.35
15	25-Feb-06	20.35
16	25-Mar-06	20.35
17	25-Apr-06	20.35
18	25-May-06	20.35
19	25-Jun-06	20.35
20	25-Jul-06	20.35
21	25-Aug-06	20.35
22	25-Sep-06	20.35
23	25-Oct-06	20.35
24	25-Nov-06	14.50
25	25-Dec-06	14.66
26	25-Jan-07	14.42
27	25-Feb-07	14.39
28	25-Mar-07	15.00
29	25-Apr-07	14.32
30	25-May-07	15.29
31	25-Jun-07	15.03
32	25-Jul-07	15.23
33	25-Aug-07	14.98

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

Period Total	Date	Class A-2D Effective Coupon
34	25-Sep-07	14.96
35	25-Oct-07	15.17
36	25-Nov-07	15.80
37	25-Dec-07	26.66
38	25-Jan-08	16.46
39	25-Feb-08	16.35
40	25-Mar-08	16.92
41	25-Apr-08	16.21
42	25-May-08	17.36
43	25-Jun-08	16.96
44	25-Jul-08	17.26
45	25-Aug-08	16.86
46	25-Sep-08	16.81
47	25-Oct-08	17.11
48	25-Nov-08	17.31
49	25-Dec-08	17.63
50	25-Jan-09	17.21
51	25-Feb-09	17.16
52	25-Mar-09	18.29
53	25-Apr-09	17.06
54	25-May-09	17.48
55	25-Jun-09	17.07
56	25-Jul-09	17.38
57	25-Aug-09	16.97
58	25-Sep-09	16.92
59	25-Oct-09	17.23
60	25-Nov-09	16.89
61	25-Dec-09	17.22
62	25-Jan-10	16.80
63	25-Feb-10	12.19
64	25-Mar-10	13.48
65	25-Apr-10	12.16
66	25-May-10	12.56
67	25-Jun-10	12.15
68	25-Jul-10	12.54
69	25-Aug-10	12.12
70	25-Sep-10	12.11
71	25-Oct-10	12.50
72	25-Nov-10	12.08
73	25-Dec-10	12.48
74	25-Jan-11	12.06
75	25-Feb-11	12.05
76	25-Mar-11	13.32
77	25-Apr-11	12.01
78	25-May-11	12.40
79	25-Jun-11	11.99
80	25-Jul-11	12.38
81	25-Aug-11	11.96
82	25-Sep-11	11.95
83	25-Oct-11	12.33
84	25-Nov-11	11.92
85	25-Dec-11	12.30

Period Total	Date	Class A-2D Effective Coupon
86	25-Jan-12	11.89
87	25-Feb-12	11.87
88	25-Mar-12	12.68
89	25-Apr-12	11.84
90	25-May-12	11.35
91	25-Jun-12	10.08
92	25-Jul-12	10.41
93	25-Aug-12	10.07
94	25-Sep-12	10.06
95	25-Oct-12	10.39
96	25-Nov-12	10.05
97	25-Dec-12	10.37
98	25-Jan-13	10.03
99	25-Feb-13	10.02
100	25-Mar-13	11.09
101	25-Apr-13	10.02
102	25-May-13	10.35
103	25-Jun-13	10.01
104	25-Jul-13	10.34
105	25-Aug-13	10.00
106	25-Sep-13	10.00
107	25-Oct-13	10.33
108	25-Nov-13	9.99
109	25-Dec-13	10.33
110	25-Jan-14	10.01
111	25-Feb-14	10.02
112	25-Mar-14	11.10
113	25-Apr-14	10.03
114	25-May-14	10.38
115	25-Jun-14	10.05
116	25-Jul-14	10.40
117	25-Aug-14	10.08
118	25-Sep-14	10.09
119	25-Oct-14	10.44
120	25-Nov-14	10.11
121	25-Dec-14	10.46
122	25-Jan-15	10.14
123	25-Feb-15	10.15
124	25-Mar-15	11.26
125	25-Apr-15	10.18
126	25-May-15	10.54
127	25-Jun-15	10.22
128	25-Jul-15	10.58
129	25-Aug-15	10.25
130	25-Sep-15	10.27
131	25-Oct-15	10.63
132	25-Nov-15	10.31
133	25-Dec-15	10.67
134	25-Jan-16	10.35
135	25-Feb-16	10.37
136	25-Mar-16	11.11
137	25-Apr-16	10.41

Period Total	Date	Class A-2D Effective Coupon
138	25-May-16	10.79
139	25-Jun-16	10.46
140	25-Jul-16	10.84
141	25-Aug-16	10.51
142	25-Sep-16	10.54
143	25-Oct-16	10.92
144	25-Nov-16	10.59
145	25-Dec-16	10.98
146	25-Jan-17	10.65
147	25-Feb-17	10.68
148	25-Mar-17	11.86
149	25-Apr-17	10.74
150	25-May-17	11.13
151	25-Jun-17	10.81
152	25-Jul-17	11.20
153	25-Aug-17	10.88
154	25-Sep-17	10.91
155	25-Oct-17	11.31
156	25-Nov-17	10.99
157	25-Dec-17	11.39
158	25-Jan-18	11.06
159	25-Feb-18	11.10
160	25-Mar-18	12.34
161	25-Apr-18	11.19
162	25-May-18	11.60
163	25-Jun-18	11.27
164	25-Jul-18	11.69
165	25-Aug-18	11.36
166	25-Sep-18	11.41
167	25-Oct-18	11.84
168	25-Nov-18	11.51
169	25-Dec-18	11.94
170	25-Jan-19	11.61
171	25-Feb-19	11.66
172	25-Mar-19	12.97
173	25-Apr-19	11.77
174	25-May-19	12.21
175	25-Jun-19	11.88
176	25-Jul-19	12.33
177	25-Aug-19	12.00
178	25-Sep-19	12.09
179	25-Oct-19	12.59
180	25-Nov-19	12.29
181	25-Dec-19	12.80
182	25-Jan-20	12.49
183	25-Feb-20	12.59
184	25-Mar-20	13.58
185	25-Apr-20	12.81
186	25-May-20	13.36
187	25-Jun-20	13.05
188	25-Jul-20	13.62
189	25-Aug-20	13.31

Period Total	Date	Class A-2D Effective Coupon
190	25-Sep-20	17.83
191	25-Oct-20	18.87
192	25-Nov-20	18.74
193	25-Dec-20	19.89
194	25-Jan-21	19.80
195	25-Feb-21	20.40
196	25-Mar-21	23.32
197	25-Apr-21	21.79
198	25-May-21	23.34
199	25-Jun-21	23.48
200	25-Jul-21	25.28
201	25-Aug-21	25.57
202	25-Sep-21	26.82
203	25-Oct-21	29.17
204	25-Nov-21	29.85
205	25-Dec-21	32.78
206	25-Jan-22	33.90
207	25-Feb-22	36.48
208	25-Mar-22	43.81
209	25-Apr-22	43.35
210	25-May-22	49.67
211	25-Jun-22	54.11
212	25-Jul-22	64.22
213	25-Aug-22	73.33
214	25-Sep-22	89.97
215	25-Oct-22	121.22
216	25-Nov-22	170.56
217	25-Dec-22	330.28
218	25-Jan-23	12,797.10